-------------------------------------------------------------------------------
                           Real Estate Finance Group
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          COMMERCIAL MORTGAGE TRADING
-------------------------------------------------------------------------------


                             $268,660,697 (+/- 5%)

                                "DLJ FHA/GNMA I"

              AMERICAN SOUTHWEST FINANCIAL SECURITIES CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-FHA1

                   **PRELIMINARY SUMMARY MEMORANDUM (12/16)**

                            CAPITAL MARKETS/TRADING
                    --------------------------------------
                           Mark Hansen (212) 892-4692
                          Phil Evanski (212) 892-4692
                          Andrew Winer (212) 892-4692
                           John Beaman (212) 892-4692

                               STRUCTURED FINANCE
                    --------------------------------------
                         Chris McCormack (212) 892-4692
                             Kin Lee (212) 892-2313

                                  S&P Contact
                    --------------------------------------
                           Nancy Parks (212) 208-1120

This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette

Donaldson, Lufkin & Jenrette Securities Corporation   277 Park Avenue,
New York, New York 10172

Donaldson, Lufkin & Jenrette

Donaldson, Lufkin & Jenrette Securities Corporation   277 Park Avenue,
New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              C O M M E R C I A L   M O R T G A G E   T R A D I N G
-------------------------------------------------------------------------------

              American Southwest Financial Securities Corporation
              Mortgage Pass-Through Certificates, Series 1996-FHA1
                                "DLJ FHA/GNMA I"

-------------------------------------------------------------------------------
Coupon                                                                Credit
Strip                Pass-Through Certificates                       Support*
-------------------------------------------------------------------------------
               Class     A-1       AAA       Fixed
Class S    -------------------------------------------------------
  AAAr         Class     A-2       AAA       Fixed
  WAC      -------------------------------------------------------
               Class     A-3       AAA       Fixed
           -------------------------------------------------------
               Class     A-4       AAA       Fixed
           -------------------------------------------------------
               Class     A-Z       AAA       Fixed(Accretion)
           -------------------------------------------------------     1.95%
               Class     B         NR        Fixed
-------------------------------------------------------------------------------
              *99% Principal Guarantee on FHA Mortgage Collateral
           *100% Principal Guarantee on GNMA Certificate Collateral

ASFS 1996-FHA1 "DLJ FHA/GNMA I"
-------------------------------------------------------------------------------

            Est.        Est.       Est.         Est.
          Pass-Thru    Average   Expected    Principal        ($)         (%)              Rating   ERISA/   Price    Est.
Class       Rate      Life (1)   Final (1)   Window (1)   Balance (2)   Balance   Status    S&P     SMMEA    Talk    Price
-----     ---------   --------   ---------   ----------   -----------   -------   ------   ------   ------   -----   -----
   S     1.238% WAC      9.41      2/25/32          480      Notional     ---     Public    AAAr    Yes/No    n/a     n/a
  A-1   6.575% Fixed     2.00      8/25/00           44    40,160,000    14.95%   Public     AAA    Yes/No   40-45   100-13
  A-2   7.100% Fixed     5.00     11/25/02           28    39,474,000    14.69%   Public     AAA    Yes/No   50-55   101-31
  A-3   7.200% Fixed     7.00      1/25/05           27    55,722,000    20.74%   Public     AAA    Yes/No   60-65   102-05
  A-4   7.355% Fixed     8.96      9/25/06           21    59,794,000    22.26%   Public     AAA    Yes/No   65-70   102-23
  A-Z   7.248% Fixed    11.63      7/25/14           95    68,259,000    25.41%   Public     AAA    Yes/No  125-130  96-12
   B    6.500% Fixed    19.39      2/25/32          212     5,251,697     1.95%    144A      NR     No/No     250    78-12
                                                          -----------   -------
 Total                                                    268,660,697   100.00%
                                                          ===========   =======

1)    Assumes a 40% CPR after the Par Call Date.

2)    Subject to a 5% Variance.

3)    Assume Settlement Date on or about 12/24/96.

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette

Donaldson, Lufkin & Jenrette Securities Corporation   277 Park Avenue,
New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              C O M M E R C I A L   M O R T G A G E   T R A D I N G
-------------------------------------------------------------------------------

              American Southwest Financial Securities Corporation
              Mortgage Pass-Through Certificates, Series 1996-FHA1
                                "DLJ FHA/GNMA I"

-------------------------------------------------------------------------------

Collateral:        The Trust Fund will consist primarily of a pool of 62,
                   monthly-pay, fully amortizing FHA guaranteed mortgage loans plus 20 monthly-pay, fully amortizing GNMA Certificates
                   (backed by FHA guaranteed mortgage loans) with an aggregate balance of $268,660,697, each of which is secured by a multifamily or nursing care property. The 82 loans are on properties located throughout 27 states with the largest concentrations in New York 16.6% (8 loans), Texas 9.3% (8 loans) and in Ohio 9.0% (12 loans).

-------------------------------------------------------------------------------

Sellers: Greystone Funding Corporation ("Greystone") sold 52% and Daiwa Finance ("Daiwa") sold the remaining 48%, of the collateral to the trust. Greystone, a Virginia corporation, is engaged in the business of purchasing, selling, financing and restructuring mortgage loans and mortgage-backed securities, including FHA-insured loans and GNMA pass-through certificates. Daiwa, a New York corporation, is involved in, among other things, originating mortgage loans, acquiring mortgage assets and selling interests therein or bonds secured thereby.

-----------------------------------------------------------------------------------------------------------------------------

Servicer:          Greystone Servicing Corporation, Inc.    Dealer:                Donaldson, Lufkin & Jenrette /
                                                                                   Daiwa Securities America

-----------------------------------------------------------------------------------------------------------------------------

Trustee:           LaSalle National Bank                    Depositor:             American Southwest Financial Securities

-----------------------------------------------------------------------------------------------------------------------------


Rating:            Standard & Poor's                        Closing Date:          December 20, 1996

-----------------------------------------------------------------------------------------------------------------------------

Prepayment         Prepayment interest shortfalls will be offset by (i) excess
Interest           prepayment interest and (ii) the total servicing fee
Shortfalls:        collected for the distribution period.

-------------------------------------------------------------------------------

Advances:          Advances subject to recoverability determination.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette

Donaldson, Lufkin & Jenrette Securities Corporation   277 Park Avenue,
New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              C O M M E R C I A L   M O R T G A G E   T R A D I N G
-------------------------------------------------------------------------------

              American Southwest Financial Securities Corporation
              Mortgage Pass-Through Certificates, Series 1996-FHA1
                                "DLJ FHA/GNMA I"


-------------------------------------------------------------------------------

Prepayment         All of the mortgage loans provide for the combination of a
Protection and     prohibited prepayment period ("Lockout") and a prepayment
Distribution:      premium period ("PP").

                   All PPs collected on the mortgage loans will be distributed 75% to Class S and 25% to the class of certificates effected by the principal prepayment.

-------------------------------------------------------------------------------

Servicing of       1) If a borrower misses a payment due under a mortgage loan
Defaults:             the Trustee is required to notify the FHA of the default.

                   2) If the missed payment remains outstanding for over 30
                      days (the "Date of Default") the majority holder of Class B has the option to buy the loan from the trust at par.

                   3) The Trustee must notify FHA of its intent to file an
                      insurance claim within 45 days of the Date of Default and file the claim within 30 days of notification.

                   4) If the majority holder of the Class B has not exercised its option to purchase the mortgage loan and FHA has replaced the loan with debentures, the majority Class B holder will then have the option to purchase the debentures from the trust at par.

                   5) If any debentures are not purchased from the trust from the majority Class B holder, it will become the ultimate obligation of the Trustee to do so.

-------------------------------------------------------------------------------


FHA/GNMA           FHA    FHA Insurance is backed by the full faith and credit
Guarantees:               of the United States of America and covers the
                          ultimate recovery of principal on defaulted FHA mortgage loans subject to a 1% assignment fee and other potential fees.

                   GNMA GNMA Certificates carry a 100% guarantee as to full and timely payment of principal and interest thereon by GNMA, whose guarantee is also backed by the full faith and credit of the United States of America.

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette

Donaldson, Lufkin & Jenrette Securities Corporation   277 Park Avenue,
New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              C O M M E R C I A L   M O R T G A G E   T R A D I N G
-------------------------------------------------------------------------------

              American Southwest Financial Securities Corporation
              Mortgage Pass-Through Certificates, Series 1996-FHA1
                                "DLJ FHA/GNMA I"


-------------------------------------------------------------------------------

Major              Section 221(d)(3)&(4)  Sections 221(d)(3) and 221(d)(4)
Program                                   authorize HUD to provide FHA mortgage
Descriptions:                             authorize HUD to provide FHA mortgage
                                          or cooperative housing that has five
                                          or more units for low to moderate
                                          income families.

                   Section 223(a)(7) Section 223(a)(7) permits the FHA to refinance existing FHA mortgage loans on multifamily mortgages. The principal amount of the mortgage loan is limited to the lesser of (i) the original principal amount of the existing mortgage loan or (ii) the unpaid balance of the existing mortgage loan, to which certain FHA approval items and improvements may be added.

                   Section 223(d) Section 223(d) is a market rate, unsubsidized program providing for supplemental funding of on-going property operations.

                   Section 223(f) Section 223(f) is a market rate, unsubsidized program which authorizes the FHA to insure mortgages made for the purchase or refinancing of existing multifamily properties which contain at least five or more units and do not require substantial rehabilitation.


                   Section 232/223(f) Provides insurance for the construction, substantial rehabilitation or refinancing of nursing homes, intermediate-care or "Board and Care" facilities.
                                          HUD-approved profit and non-profit
                                          organizations and public owners, such
                                          as state agencies, are eligible for
                                          participation in the program.

                   Section 241(f) Section 241(f) provides for federal insurance of supplemental loans to owners and prospective purchasers of eligible low-income housing to maintain and generally improve the related properties for low-income occupancy. Based on a plan of action approved by the FHA, an owner may receive an equity take-out loan to assist in its purchase of the related property. The maximum insurable loan amount for an equity take-out loan or an acquisition loan is prescribed by the FHA based on the projected value of the related property and cost of implementing the plan of action. Equity take out loans will have terms not to exceed 40 years and acquisition loans will have terms of
                                          40 years.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

                  Characteristics of the Mortgaged Properties

                        Mortgage  Section of
Trust                   Asset     Housing                                  Zip       Lien                 Type/Date
  #   Property Type     Type      Act        City                   State  Code    Position      NOI        of NOI       DSCR
-------------------------------------------------------------------------------------------------------------------------------
  1   Multifamily       GNMA      223 (f)    Virginia Beach         VA     23451    First      2,854,403    FY '95       1.17
  2   Multifamily       FHA       207        Aurora                 CO     80231    First      1,852,935    FY '96       1.78
  3   Nursing Facility  GNMA      223 (a)7   Vorhees                NJ     20186    First      1,330,613    FY '95       1.34
  4   Multifamily       FHA       221 (d)4   New York               NY     10029    First      1,029,957    FY '94       1.07
  5   Multifamily       FHA       223 (e)    New York               NY     10017    First      1,076,996    FY '95       1.33
  6   Multifamily       FHA       220        Hartford               CT     10106    First        657,598    FY '95       0.99
  7   Nursing Facility  FHA       223 (a)7   Brighton               MA     02135    First      1,011,163     U/W         1.19
  8   Multifamily       FHA       220        New York               NY     10016    First      1,290,361    FY '95       1.60
  9   Multifamily       FHA       223 (f)    Erwin                  NY     14870    First      1,045,944     U/W         1.53
 10   Multifamily       GNMA      223 (f)    Atlanta                GA     30316    First      1,236,294    FY '95       1.83
 11   Nursing Facility  FHA       223 (f)    Mount Vernon           IL     60610    First      2,080,584     U/W         N/A
 12   Nursing Facility  GNMA      232        Altoona                PA     16601    First        760,000     U/W         1.41
 13   Nursing Facility  FHA       223 (f)    Dover                  NH     03821    First        835,232     U/W         1.67
 14   Multifamily       GNMA      223 (f)    Austintown             OH     44515    First            N/A     N/A         N/A
 15   Multifamily       GNMA      223 (f)    Lafayette              IN     47905    First        625,472     U/W         1.30
 16   Multifamily       GNMA      223 (f)    Blacksburg             VA     24060    First            N/A     N/A         N/A
 17   Multifamily       FHA       223 (f)    Lubbock                TX     79424    First            N/A     N/A         N/A
 18   Multifamily       FHA       221 (d)4   Killeen                TX     76540    First        542,367     U/W         1.17
 19   Nursing Facility  FHA       223 (f)    Exeter                 NH     03821    First        670,912     U/W         1.67
 20   Nursing Facility  FHA       232        Westfield              NY     14787    First        826,616     U/W         1.90
 21   Multifamily       FHA       223 (f)    Sierra Vista           AZ     85635    First        556,900     U/W         1.33
 22   Nursing Facility  FHA       223 (f)    Greenville             MI     48838    First        588,956     U/W         1.60
 23   Nursing Facility  FHA       223 (f)    Tallmadge              OH     44278    First        559,357    FY '95       1.59
 24   Multifamily       FHA       223 (f)    Merritt Island         FL     32953    First        473,165     U/W         1.32
 25   Multifamily       FHA       221 (d)4   La Porte               TX     77571    First        412,516     U/W         1.11
 26   Multifamily       GNMA      223 (f)    Texas City             TX     77590    First        459,304     U/W         1.40
 27   Multifamily       FHA       221 (d)4   Port Arthur            TX     77642    First            N/A     N/A         N/A
 28   Multifamily       FHA       221 (d)4   New York               NY     10031    First        788,156    FY '95       1.75
 29   Nursing Facility  FHA       223 (f)    Big Rapids             MI     49307    First        764,249     U/W         N/A
 30   Nursing Facility  FHA       232        Navarre                OH     44662    First        590,711    FY '95       1.61
 31   Multifamily       FHA       223 (f)    Suitland               MD     20746    First         17,330    FY '95       N/A
 32   Multifamily       FHA       223 (a)7   Brooklyn               NY     11210    First        468,370    FY '95       1.50
 33   Multifamily       GNMA      223 (f)    East Haven             CT     06512    First        397,369     U/W         1.62
 34   Multifamily       FHA       223 (f)    San Bernardino         CA     92400    First        330,891     U/W         1.32
 35   Multifamily       GNMA      223 (a)7   Laurel                 MD     20697    First            N/A     N/A         N/A
 36   Nursing Facility  FHA       223 (f)    Rapid City             SD     55701    First        663,956     U/W         N/A
 37   Nursing Facility  FHA       223 (f)    Pierre                 SD     57501    First        590,151     U/W         N/A
 38   Nursing Facility  FHA       223 (f)    Rapid City             SD     55701    First        526,511     U/W         N/A
 39   Nursing Facility  FHA       223 (f)    East Lansing           MI     48823    First        444,866     U/W         1.78
 40   Multifamily       FHA       223 (f)    Lubbock                TX     79424    First            N/A     N/A         N/A
 41   Nursing Facility  FHA       232        Manistee               MI     49660    First        381,959    FY '94       1.39
 42   Multifamily       GNMA      241 (f)    Naugatuck              CT     06770    Second       367,704    FY '95       N/A

 43   Nursing Facility  FHA       232        Montrose               MI     48457    First        517,243     U/W         N/A
 44   Multifamily       FHA       221 (d)4   Chicago                IL     60640    First        244,714     U/W         1.17
 45   Nursing Facility  FHA       232        Keysville              GA     30816    First        307,704     U/W         1.35
 46   Multifamily       FHA       221 (d)4   Russell                AL     35653    First            N/A     N/A         N/A
 47   Nursing Facility  FHA       232        Muskegon               MI     49441    First        367,292     U/W         1.65
 48   Nursing Facility  FHA       223 (f)    Litchfield             MI     49252    First        294,122     U/W         1.50
 49   Nursing Facility  GNMA      223 (f)    Lonaconing             MD     22186    First        320,223     U/W         N/A
 50   Nursing Facility  FHA       232        Wadsworth              OH     44281    First        264,706    FY '95       1.37
 51   Multifamily       GNMA      223 (f)    San Diego              CA     91977    First        195,120     U/W         1.25
 52   Multifamily       FHA       221 (d)4   Duluth                 MN     55701    First        197,486     U/W         1.17
 53   Multifamily       FHA       223 (f)    Detroit                MI     48207    First        164,239    FY '94       0.97
 54   Nursing Facility  FHA       232        Lancaster              OH     43130    First        213,635     U/W         1.29
 55   Nursing Facility  FHA       232        Plain Township         OH     43064    First        212,135    FY '95       1.16
 56   Multifamily       GNMA      241 (f)    Cumberland             MD     21502    Second       265,048    FY '95       N/A
 57   Nursing Facility  FHA       223 (d)    Brighton               MA     02135    Second     1,011,163     U/W         N/A
 58   Multifamily       GNMA      223 (a)7   Miami Township         OH     45056    First        196,129     U/W         1.44
 59   Multifamily       FHA       223 (f)    Waterbury              CT     06702    First        191,401     U/W         1.24
 60   Multifamily       GNMA      223 (a)7   Amherst                MA     01002    First        194,328    FY '95       1.42
 61   Nursing Facility  FHA       223 (f)    Zeeland                MI     49464    First        202,919     U/W         1.55
 62   Multifamily       GNMA      223 (f)    Burnsville             MN     55337    First        151,891     U/W         1.32
 63   Multifamily       FHA       221 (d)4   Clayton                NC     27520    First        142,222    FY '95       1.25
 64   Multifamily       FHA       241        Lexington              KY     40504    Second       390,613     U/W         N/A
 65   Multifamily       FHA       223 (f)    Reynoldsburg           OH     43068    First        135,876     U/W         1.24
 66   Multifamily       GNMA      221 (d)4   New Hope               AL     35760    First        130,878     U/W         1.33
 67   Multifamily       FHA       223 (f)    Biddeford              ME     04005    First        134,338     U/W         1.37
 68   Multifamily       FHA       223 (f)    Cayahoga Falls         OH     43221    First         97,352     U/W         1.11
 69   Nursing Facility  FHA       232        Washington Courthouse  OH     43160    First        117,929     U/W         1.41
 70   Multifamily       FHA       223 (f)    Lubbock                TX     79410    First        101,609     U/W         1.37
 71   Nursing Facility  FHA       232        Marysville             OH     43040    First        102,843     U/W         1.33
 72   Multifamily       GNMA      223 (f)    Philadelphia           PA     19118    First         92,115    FY '95       1.27
 73   Nursing Facility  FHA       223 (f)    Marysville             OH     43040    First         99,677     U/W         1.45
 74   Nursing Facility  FHA       241        Stamford               NY     12167    Second           N/A     N/A         N/A
 75   Multifamily       FHA       241        Roanoke                VA     24017    Second       442,210    FY '95       N/A
 76   Multifamily       GNMA      241 (f)    Excelsior              MO     64024    Second           N/A     N/A         N/A
 77   Nursing Facility  FHA       223 (d)    Topsham                ME     04086    Second       780,300     U/W         N/A
 78   Multifamily       FHA       241 (f)    Grand Island           NE     68801    Second        93,717     U/W         N/A
 79   Multifamily       FHA       241 (f)    Los Angeles            CA     90007    Second        63,538     U/W         N/A
 80   Multifamily       FHA       223 (f)    Irving                 TX     75061    First         72,541     U/W         1.08
 81   Multifamily       FHA       241 (f)    Ashland                OR     97520    Second        44,943     U/W         N/A
 82   Multifamily       FHA       241 (f)    Ashland                OR     97520    Second        35,981     U/W         N/A
                                                                                                                       --------
                                                                                                                         1.41
                                                                                                                       ========

                     Characteristics of the Mortgaged Loans

          Original   Cut-off Date   Cut-off Date                  Trust                      First       Stated
 Trust   Principal     Principal      Principal     Mortgage       Net        Debenture     Payment     Maturity
   #     Balance $   Balance $ (1)  Balance % (1)     Rate         Rate         Rate         Date         Date
----------------------------------------------------------------------------------------------------------------
   1    12,583,228    12,441,203       4.63%         8.375%       8.105%           N/A     11/1/94       10/1/29
   2    11,503,900    11,238,871       4.18%         8.600%       8.405%        8.500%     10/1/92        9/1/27
   3    11,040,700    11,030,670       4.11%         8.450%       8.180%           N/A     11/1/96        2/1/30
   4     9,879,400     9,021,896       3.36%         9.500%       9.305%        7.750%      4/1/81        3/1/21
   5     9,236,700     8,187,274       3.05%         8.500%       8.360%        7.125%      3/1/81        2/1/21
   6     8,116,378     8,075,289       3.01%         7.500%       7.380%       11.625%      4/1/96       11/1/29
   7     7,942,900     7,938,262       2.95%         8.500%       8.305%        7.250%     11/1/96       12/1/34
   8     8,734,900     7,879,951       2.93%         9.000%       8.805%        7.250%      7/1/80        6/1/20
   9     7,800,100     7,790,442       2.90%         8.250%       8.045%        7.250%     10/1/96        9/1/31
  10     7,609,700     7,577,130       2.82%         7.750%       7.355%           N/A      4/1/96        3/1/31
  11     7,402,500     7,396,847       2.75%         8.550%       8.355%        7.250%     11/1/96       10/1/31
  12     6,559,300     6,557,352       2.44%         7.875%       7.605%           N/A     12/1/96       11/1/36
  13     5,943,500     5,924,427       2.21%         7.875%       7.680%        6.500%      6/1/96        5/1/31
  14     5,649,100     5,511,712       2.05%         8.375%       7.980%           N/A      5/1/94        4/1/23
  15     5,450,000     5,442,662       2.03%         8.000%       7.730%           N/A     11/1/96       10/1/26
  16     5,047,300     5,045,031       1.88%         7.875%       7.605%           N/A      1/1/97       12/1/31
  17     5,015,000     5,002,529       1.86%         8.275%       8.055%        6.500%      7/1/96        6/1/31
  18     4,943,000     4,937,835       1.84%         9.125%       8.910%        8.375%      8/1/96        7/1/36
  19     4,774,200     4,758,879       1.77%         7.875%       7.680%        6.500%      6/1/96        5/1/31
  20     4,549,445     4,483,183       1.67%         9.000%       8.820%       11.500%      9/1/94        3/1/26
  21     4,505,000     4,456,329       1.66%         8.900%       8.680%        7.750%     10/1/94        9/1/29
  22     3,995,000     3,990,143       1.49%         8.500%       8.305%        7.250%     11/1/96       10/1/26
  23     4,004,700     3,980,954       1.48%         8.300%       7.930%        8.375%      9/1/95        8/1/30
  24     3,867,500     3,838,016       1.43%         8.825%       8.630%        8.375%      5/1/95        4/1/30
  25     3,813,200     3,808,907       1.42%         9.500%       9.305%        7.750%      7/1/96        6/1/36
  26     3,758,600     3,755,508       1.40%         8.250%       7.980%           N/A     11/1/96       10/1/31
  27     3,850,000     3,687,868       1.37%         9.750%       9.610%       10.125%      7/1/85        6/1/25
  28     4,459,300     3,485,858       1.30%         9.500%       9.305%        7.750%      1/1/81       12/1/20
  29     3,478,200     3,475,510       1.29%         8.500%       8.305%        7.250%     11/1/96       10/1/31
  30     3,434,200     3,398,410       1.26%        10.500%      10.330%        9.000%      1/1/92       12/1/31
  31     3,337,681     3,313,791       1.23%         8.250%       8.130%       10.250%      6/1/96        6/1/21
  32     2,990,100     2,930,413       1.09%         8.500%       8.180%        7.250%      1/1/96       10/1/23
  33     2,919,000     2,916,367       1.09%         7.875%       7.605%           N/A     11/1/96       10/1/31
  34     2,899,500     2,898,274       1.08%         8.125%       7.785%        7.250%      1/1/97       12/1/31
  35     2,892,800     2,856,635       1.06%         8.450%       8.180%           N/A      8/1/94       7/15/29
  36     2,837,900     2,836,737       1.06%         8.250%       7.930%        7.250%     12/1/96       11/1/31
  37     2,779,800     2,778,661       1.03%         8.250%       7.930%        7.250%     12/1/96       11/1/31
  38     2,750,400     2,749,273       1.02%         8.250%       7.930%        7.250%     12/1/96       11/1/31
  39     2,701,300     2,698,016       1.00%         8.500%       8.305%        7.250%     11/1/96       10/1/26
  40     2,465,000     2,458,870       0.92%         8.275%       8.055%        6.500%      7/1/96        6/1/31
  41     2,562,400     2,441,713       0.91%         9.750%       9.055%        8.000%     12/1/92       11/1/17
  42     2,392,800     2,377,105       0.88%         8.750%       8.355%           N/A     11/1/94       10/1/34
  43     2,212,800     2,208,574       0.82%         9.125%       8.930%        8.375%      4/1/96        3/1/36

  44     2,205,000     2,195,585       0.82%         9.250%       9.055%        8.375%      5/1/95        4/1/35
  45     2,187,200     2,181,058       0.81%        10.000%       9.180%        7.750%      5/1/96       10/1/28
  46     2,256,500     2,156,790       0.80%         9.750%       9.610%       12.000%      3/1/85        2/1/25
  47     2,160,000     2,149,274       0.80%         9.750%       9.555%        8.375%      3/1/96       11/1/25
  48     2,125,000     2,122,416       0.79%         8.500%       8.305%        7.250%     11/1/96       10/1/26
  49     1,829,800     1,826,769       0.68%         8.250%       7.980%           N/A      9/1/96       8/15/31
  50     1,806,200     1,792,587       0.67%        10.500%      10.305%        9.000%      9/1/93        6/1/32
  51     1,755,200     1,752,896       0.65%         8.125%       7.855%           N/A     12/1/96       11/1/26
  52     1,738,900     1,724,783       0.64%         9.500%       8.910%        6.000%     11/1/93       10/1/33
  53     1,725,000     1,709,276       0.64%         8.875%       8.555%        8.000%      2/1/96        5/1/22
  54     1,709,100     1,706,846       0.64%         9.500%       9.230%        8.375%      6/1/96        5/1/36
  55     1,715,600     1,702,543       0.63%        10.500%      10.305%        9.000%      9/1/93        5/1/32
  56     1,707,700     1,685,622       0.63%         9.000%       8.605%           N/A      5/1/95        4/1/24
  57     1,655,000     1,654,034       0.62%         8.500%       8.305%        7.250%     11/1/96       12/1/34
  58     1,624,500     1,621,889       0.60%         7.750%       7.480%           N/A     10/1/96        1/1/30
  59     1,568,500     1,548,123       0.58%         9.250%       9.055%        7.750%      2/1/95        1/1/25
  60     1,506,400     1,500,220       0.56%         8.250%       7.980%           N/A      7/1/96       11/1/25
  61     1,421,600     1,419,871       0.53%         8.500%       8.305%        7.250%     11/1/96       10/1/26
  62     1,348,600     1,347,420       0.50%         8.000%       7.730%           N/A     11/1/96       10/1/31
  63     1,354,300     1,304,418       0.49%         8.000%       7.805%       10.250%     10/1/87        9/1/27
  64     1,302,400     1,296,917       0.48%        10.000%       9.805%        8.375%      1/1/96        8/1/28
  65     1,139,700     1,129,715       0.42%         9.250%       8.930%        7.750%     12/1/94       11/1/29
  66     1,053,900     1,044,233       0.39%         8.950%       8.680%           N/A     11/1/94        7/1/30
  67     1,020,000     1,012,991       0.38%         9.250%       9.055%        8.375%      5/1/95        4/1/30
  68       907,600       901,698       0.34%         9.250%       8.930%        8.375%      6/1/95        5/1/30
  69       859,700       857,717       0.32%         9.500%       9.180%        7.750%      1/1/96       12/1/35
  70       844,000       841,901       0.31%         8.275%       8.055%        6.500%      7/1/96        6/1/31
  71       798,300       796,135       0.30%         9.500%       9.180%        7.750%     11/1/95       10/1/35
  72       819,796       792,722       0.30%         7.900%       7.630%           N/A      1/1/94       12/1/21
  73       765,000       760,678       0.28%         8.500%       8.180%        7.250%     11/1/95       10/1/30
  74       700,000       699,826       0.26%         8.750%       8.545%        7.250%     12/1/96        1/1/36
  75       660,100       643,051       0.24%        10.250%       9.930%       10.250%      1/1/88       12/1/27
  76       627,000       623,332       0.23%         9.000%       8.480%           N/A     12/1/94       11/1/34
  77       584,400       581,345       0.22%         8.500%       7.920%        7.250%     12/1/95       11/1/30
  78       557,500       550,974       0.21%         9.250%       9.055%        7.750%     12/1/94       11/1/26
  79       484,000       482,683       0.18%         8.625%       8.430%        7.250%      2/1/96        1/1/36
  80       480,800       476,358       0.18%         8.500%       8.160%        7.250%     11/1/96       10/1/07
  81       310,000       307,794       0.11%         8.750%       8.555%        7.750%      9/1/94        8/1/34
  82       175,600       174,827       0.07%         9.500%       9.305%        8.375%      3/1/95        2/1/35
      ----------------------------------------------------------------------------------------------------------
       274,178,328   268,660,697    100.000%         8.609%       8.363%        8.006%      1/5/94        3/4/29
      ==========================================================================================================

        12,583,228    12,441,203       4.63%        10.500%      10.330%       12.000%      1/1/97       11/1/36
           175,600       174,827       0.07%         7.500%       7.355%        6.000%      7/1/80       10/1/07

         Original      Remaining     Remaining       Remaining
         Term to       Term to         Hard          Prepayment
 Trust    Stated        Stated        Lockout         Penalty                  Prepayment Provision at
   #     Maturity      Maturity        Term             Term                       Cut-Off (years)
----------------------------------------------------------------------------------------------------------------
   1       420           394            33               60        L(2.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
   2       420           369             8                0        L(0.67)
   3       400           398             0              118        7%(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
   4       480           291             0               69        0.750% (.75)...0.125% (1)
   5       480           290             0               66        0.875% (0.5)...0.125% (1)
   6       404           395            89                0        L(7.42)
   7       458           456            58                0        L(4.83)
   8       480           282             0               62        0.75% (0.17)...0.125% (1)
   9       420           417           116                0        L(9.67)
  10       420           411            51               60        L(4.25), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  11       420           418           117                0        L(9.75)
  12       480           479           119                0        L(9.92)
  13       420           413            52               60        L(4.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  14       348           316            28               60        L(2.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  15       360           358             0               57        5%(0.75), 4%(1), 3%(1), 2%(1), 1%(1)
  16       420           420            60               60        L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  17       420           414            53               60        L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  18       480           475            58               60        L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  19       420           413            52               60        L(4.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  20       379           351             0              210        9% (0.50)...0.50% (1)
  21       420           393            32                0        L(2.67)
  22       360           358            57               60        L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  23       420           404            44               60        L(3.67), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  24       420           400            39               60        L(3.25), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  25       480           474            50               60        L(4.17), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  26       420           418           118                0        L(9.83)
  27       480           342             0              132        1.375% (.75)...0.125% (1)
  28       480           288             0               72        0.750% (1)...0.125% (1)
  29       420           418            57               60        L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  30       480           420            60                0        L(5)
  31       301           294           113                0        L(9.42)
  32       334           322            48                0        L(4.00)
  33       420           418            58               60        L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  34       420           420            60               60        L(5), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  35       420           391            31               60        L(2.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  36       420           419            58               60        L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  37       420           419            58               60        L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  38       420           419            58               60        L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  39       360           358            57               60        L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  40       420           414            53               60        L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  41       300           251             7               60        L(0.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  42       480           454            93                0        L(7.75)
  43       480           471            48               60        L(4), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  44       480           460            39               60        L(3.25), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  45       390           382            43               60        L(3.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  46       480           338             0              128        1.375% (0.67)...0.125% (1)
  47       357           347            47               60        L(3.92), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)

  48       360           358            57               60        L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  49       420           416            55               60        L(4.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  50       466           426            66                0        L(5.5)
  51       360           359            58               60        L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  52       480           442            82                0        L(6.83)
  53       316           305             1               36        L(0.08), 3%(1), 2%(1), 1%(1)
  54       480           473            53               60        L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  55       465           425            65                0        L(5.42)
  56       348           328            40               60        L(3.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  57       458           456            58                0        L(4.83)
  58       400           397            57               60        L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  59       360           337            36               60        L(3), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  60       353           347            53               60        L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  61       360           358            57               60        L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  62       420           418           117                0        L(9.75)
  63       480           369            84                0        L(7)
  64       392           380            46               60        L(3.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  65       420           395            34               60        L(2.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  66       429           403            94                0        L(7.83)
  67       420           400            39               60        L(3.25), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  68       420           401            40               60        L(3.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  69       480           468            48               60        L(4), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  70       420           414            53               60        L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  71       480           466            46               60        L(3.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  72       336           300             0               24        2%(1), 1%(1)
  73       420           406            46               60        L(3.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  74       470           469           118                0        L(9.83)
  75       480           372             0               10        1.0% (0.83)
  76       480           455            94                0        L(7.83)
  77       420           407           106                0        L(8.83)
  78       384           359            35               60        L(2.92), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  79       480           469            48               60        L(4), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  80       132           130            46                0        L(3.83)
  81       480           452            31               60        L(2.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
  82       480           458            97                0        L(8.08)
       ----------------------------------------------------------
           423           387            47               48
       ==========================================================

           480           479           119              210
           132           130             0                0



                            Mortgaged Loans by State


                                                                 Percentage of       Weighted       Weighted
                                               Cut-Off Date       Cut-Off Date        Average        Average
                                   Number       Principal          Principal         Mortgage        Term to
   #             State            of Loans     Balance (1)          Balance            Rate         Maturity
----------------------------------------------------------------------------------------------------------------
     1          New York             8           $  44,478,844       16.6%            8.880%           322
     2           Texas               8              24,969,776        9.3%            8.848%           420
     3            Ohio              12              24,160,886        9.0%            9.161%           398
     4          Michigan             9              22,214,794        8.3%            8.849%           362
     5          Virginia             3              18,129,285        6.7%            8.302%           400
     6        Connecticut            4              14,916,884        5.6%            7.954%           403
     7         California            3               5,133,853        1.9%            8.172%           404
     8          Colorado             1              11,238,871        4.2%            8.600%           369
     9       Massachusetts           3              11,092,516        4.1%            8.466%           441
    10         New Jersey            1              11,030,670        4.1%            8.450%           398
    11       New Hampshire           2              10,683,306        4.0%            7.875%           413
    12          Georgia              2               9,758,188        3.6%            8.253%           405
    13          Maryland             4               9,682,818        3.6%            8.440%           352
    14          Illinois             2               9,592,432        3.6%            8.710%           428
    15        South Dakota           3               8,364,670        3.1%            8.250%           419
    16        Pennsylvania           2               7,350,074        2.7%            7.878%           460
    17          Indiana              1               5,442,662        2.0%            8.000%           358
    18          Arizona              1               4,456,329        1.7%            8.900%           393
    19          Florida              1               3,838,016        1.4%            8.825%           400
    20          Alabama              2               3,201,023        1.2%            9.489%           359
    21         Minnesota             2               3,072,204        1.1%            8.842%           431
    22           Maine               2               1,594,336        0.6%            8.977%           403
    23       North Carolina          1               1,304,418        0.5%            8.000%           369
    24          Kentucky             1               1,296,917        0.5%            10.000%          380
    25          Missouri             1                 623,332        0.2%            9.000%           455
    26          Nebraska             1                 550,974        0.2%            9.250%           359
    27           Oregon              2                 482,621        0.2%            9.022%           454
                                 -------------------------------------------------------------------------------
        Total or Weighted Average:  82           $ 268,660,697      100.0%            8.609%           387
                                 ===============================================================================

(1) December 1, 1996

               Mortgaged Loans by FHA Mortgage Insurance Program

                                                                 Percentage of       Weighted       Weighted
                                               Cut-Off Date       Cut-Off Date        Average        Average
               Section of          Number       Principal          Principal         Mortgage        Term to
   #          Housing Act         of Loans     Balance (1)          Balance            Rate         Maturity
----------------------------------------------------------------------------------------------------------------
   1            223 (f)             38         $ 130,680,144         48.6%            8.296%           393
   2            221 (d)4            10            33,368,175         12.4%            9.396%           373
   3              232               12            30,275,394         11.3%            9.348%           411
   4            223 (a)7             6            27,878,089         10.4%            8.418%           403
   5              220                2            15,955,240          5.9%            8.241%           339
   6              207                1            11,238,871          4.2%            8.600%           369
   7            223 (e)              1             8,187,274          3.0%            8.500%           290
   8            241 (f)              7             6,202,337          2.3%            8.899%           413
   9              241                3             2,639,794          1.0%            9.730%           402
  10            223 (d)              2             2,235,379          0.8%            8.500%           443
                                 -------------------------------------------------------------------------------
        Total or Weighted Average:  82         $ 268,660,697        100.0%            8.609%           387
                                 ===============================================================================

(1) December 1, 1996

                                    Property Type

                                                                  Percentage of     Weighted         Weighted
                                                  Cut-Off Date    Cut-Off Date       Average          Average
                                     Number        Principal        Principal       Mortgage          Term to
         Property Type              of Loans      Balance (1)        Balance          Rate           Maturity
-------------------------------------------------------------------------------------------------------------------
          Multifamily                  51         $ 169,761,987       63.2%          8.581%             374
        Nursing Facility               31            98,898,710       36.8%          8.658%             410
                                 ----------------------------------------------------------------------------------
      Total or Weighted Average:       82         $ 268,660,697      100.0%          8.609%             387
                                 ==================================================================================

(1) December 1, 1996

                             Type of Mortgage Asset

                                                                  Percentage of     Weighted         Weighted
                                                  Cut-Off Date    Cut-Off Date       Average          Average
            Type of                  Number        Principal        Principal       Mortgage          Term to
         Mortgage Asset             of Loans      Balance (1)        Balance          Rate           Maturity
-------------------------------------------------------------------------------------------------------------------
            FHA Loan                   62         $ 190,954,218       71.1%          8.774%             382
        GNMA Certificate               20            77,706,479       28.9%          8.204%             398
                                 ----------------------------------------------------------------------------------
      Total or Weighted Average:       82         $ 268,660,697      100.0%          8.609%             387
                                 ==================================================================================

(1) December 1, 1996

                        Mortgaged Loans by Lien Position

                                                                  Percentage of     Weighted         Weighted
                                                  Cut-Off Date    Cut-Off Date       Average          Average
                                     Number        Principal        Principal       Mortgage          Term to
         Lien Position              of Loans      Balance (1)        Balance          Rate           Maturity
-------------------------------------------------------------------------------------------------------------------
             First                     70         $ 257,583,187       95.9%          8.592%             386
             Second                    12            11,077,510        4.1%          9.016%             416

                                 ----------------------------------------------------------------------------------
      Total or Weighted Average:       82         $ 268,660,697      100.0%          8.609%             387
                                 ==================================================================================

(1) December 1, 1996

                                 Mortgage Rates

                                                                   Percentage of      Weighted        Weighted
                                                 Cut-Off Date      Cut-Off Date        Average         Average
                                     Number        Principal         Principal        Mortgage         Term to
          Mortgage Rate             of Loans      Balance (1)         Balance           Rate          Maturity
-------------------------------------------------------------------------------------------------------------------
     7.250%           7.999%           9         $  43,269,086         16.1%            7.779%            418
     8.000%           8.249%           5            12,745,671          4.7%            8.046%            380
     8.250%           8.499%          16            70,675,874         26.3%            8.327%            393
     8.500%           8.749%          15            55,352,720         20.6%            8.528%            377
     8.750%           8.999%           7            14,432,579          5.4%            8.846%            400
     9.000%           9.249%           6            21,818,498          8.1%            9.041%            367
     9.250%           9.499%           6             7,339,086          2.7%            9.250%            401
     9.500%           9.749%           8            21,576,971          8.0%            9.500%            364
     9.750%           9.999%           4            10,435,646          3.9%            9.750%            321
     10.000%          10.499%          3             4,121,025          1.5%           10.039%            380
     10.500%          10.999%          3             6,893,541          2.6%           10.500%            423
                                  ---------------------------------------------------------------------------------
          Total/Weighted Average:     82         $ 268,660,697        100.0%            8.609%            387
                                  =================================================================================

        Weighted Average Mortgage Rate:                               8.609%

(1) December 1, 1996

                        Cut-Off Date Principal Balances

                                                                   Percentage of      Weighted        Weighted
                                                 Cut-Off Date      Cut-Off Date        Average         Average
             Cut-Off                 Number        Principal         Principal        Mortgage         Term to
        Principal Balance           of Loans      Balance (1)         Balance           Rate          Maturity
-------------------------------------------------------------------------------------------------------------------
    100,000            999,999        15         $   9,491,042          3.5%           8.922%            403
  1,000,000          1,999,999        19            28,781,154         10.7%           8.954%            392
  2,000,000          2,999,999        17            42,955,761         16.0%           8.724%            391
  3,000,000          3,999,999        10            36,734,967         13.7%           8.973%            383
  4,000,000          4,999,999         4            18,636,226          6.9%           8.722%            410
  5,000,000          5,999,999         5            26,926,361         10.0%           8.077%            384
  6,000,000          6,999,999         1             6,557,352          2.4%           7.875%            479
  7,000,000          7,999,999         5            38,582,632         14.4%           8.414%            396
  8,000,000          8,999,999         2            16,262,563          6.1%           8.003%            342
  9,000,000          9,999,999         1             9,021,896          3.4%           9.500%            291
 10,000,000         11,999,999         2            22,269,540          8.3%           8.526%            383
 12,000,000         15,000,000         1            12,441,203          4.6%           8.375%            394
                                  ---------------------------------------------------------------------------------
          Total/Weighted Average:     82         $ 268,660,697        100.0%           8.609%            387
                                  =================================================================================

    Average Cut-Off Principal Balance:                              $ 3,276,350

(1) December 1, 1996

                                Debenture Rates

                                                                Percentage of      Weighted       Weighted
                                               Cut-Off Date     Cut-Off Date       Average        Average
                                  Number        Principal         Principal        Mortgage       Term to
       Debenture Rates           of Loans      Balance (1)         Balance           Rate         Maturity
--------------------------------------------------------------------------------------------------------------
     6.000%          6.490%          1         $   1,724,783        0.6%            9.500%          442
     6.500%          6.990%          5            18,986,605        7.1%            8.050%          413
     7.000%          7.240%          1             8,187,274        3.0%            8.500%          290
     7.250%          7.490%         20            63,559,739       23.7%            8.491%          391
     7.750%          7.990%         11            28,144,507       10.5%            9.407%          359
     8.000%          8.240%          2             4,150,989        1.5%            9.390%          273
     8.250%          8.490%         11            24,403,518        9.1%            9.095%          427
     8.500%          8.740%          1            11,238,871        4.2%            8.600%          369
     9.000%          9.240%          3             6,893,541        2.6%           10.500%          423
    10.000%         10.490%          4             8,949,129        3.3%            8.975%          330
    11.500%         11.990%          2            12,558,472        4.7%            8.035%          379
    12.000%         12.990%          1             2,156,790        0.8%            9.750%          338
             N/A                    20            77,706,479       28.9%            8.204%          398
                               -------------------------------------------------------------------------------
   Total/Weighted Average:          82         $ 268,660,697      100.0%            8.609%          387
                               ===============================================================================

Weighted Average Debenture Rate:                                  8.006%

(1) December 1, 1996

                                Net Asset Rates

                                                                Percentage of      Weighted       Weighted
                                               Cut-Off Date     Cut-Off Date       Average        Average
                                  Number        Principal         Principal        Mortgage       Term to
       Net Asset Rates           of Loans      Balance (1)         Balance           Rate         Maturity
--------------------------------------------------------------------------------------------------------------
     7.000%         7.490%           3         $  17,274,308         6.4%           7.633%          402
     7.500%         7.740%           8            32,784,860        12.2%           7.901%          416
     7.750%         7.990%          12            31,476,767        11.7%           8.254%          390
     8.000%         8.240%          11            49,903,490        18.6%           8.362%          388
     8.250%         8.490%          13            53,604,362        20.0%           8.546%          386
     8.500%         8.740%           7            13,741,097         5.1%           8.881%          382
     8.750%         8.990%           7            23,265,740         8.7%           9.097%          376
     9.000%         9.490%          13            29,782,632        11.1%           9.513%          358
     9.500%         9.990%           5             9,933,900         3.7%           9.815%          349
    10.000%        10.490%           3             6,893,541         2.6%          10.500%          423
                               -------------------------------------------------------------------------------
   Total/Weighted Average:          82         $ 268,660,697       100.0%           8.609%          387
                               ===============================================================================

Weighted Average Net Asset Rates:                                  8.363%

(1) December 1, 1996

                      Cut-Off Debt Service Coverage Ratios

                                                                Percentage of      Weighted       Weighted
                                               Cut-Off Date     Cut-Off Date       Average        Average
                                  Number        Principal         Principal        Mortgage       Term to
             DSCR                of Loans      Balance (1)         Balance           Rate         Maturity
--------------------------------------------------------------------------------------------------------------
     0.950           0.999           2        $   9,784,565         3.6%            7.740%          379
     1.000           1.099           2            9,498,254         3.5%            9.450%          283
     1.100           1.199           8           35,650,818        13.3%            8.859%          436
     1.200           1.299           6            8,234,720         3.1%            8.734%          379
     1.300           1.399          15           51,066,771        19.0%            8.672%          374
     1.400           1.499           5           11,297,857         4.2%            8.072%          444
     1.500           1.599           7           30,114,190        11.2%            8.540%          356
     1.600           1.699           5           19,147,357         7.1%            8.551%          408
     1.700           1.999           5           29,483,058        11.0%            8.540%          366
             N/A                    27           64,383,106        24.0%            8.589%          396
                               -------------------------------------------------------------------------------
   Total/Weighted Average:          82        $ 268,660,697       100.0%            8.609%          387
                               ===============================================================================

 Weighted Average Debt Service Coverage Ratio:                             1.41 x


(1) December 1, 1996

                             Prepayment Provisions

                                                                                              Weighted
                                                                              Weighted        Average
                                                                              Average        Remaining       Weighted
                                                           Percentage of     Remaining       Prepayment      Average
                                           Cut-Off Date    Cut-Off Date     Hard Lockout     Provision       Term to
         Remaining             Number       Principal        Principal          Term            Term         Maturity
   Maturity Term (years)      of Loans     Balance (1)        Balance         (years)         (years)        (years)
-------------------------------------------------------------------------------------------------------------------------
     10.0          10.9           1        $     476,358        0.2%             3.8             3.8            10.8
     20.0          20.9           1            2,441,713        0.9%             0.6             5.6            20.9
     23.0          23.9           1            7,879,951        2.9%             0.0             5.2            23.5
     24.0          24.9           4           24,008,820        8.9%             1.3             6.2            24.2
     25.0          25.9           2            2,501,998        0.9%             0.1             2.7            25.3
     26.0          26.9           2            8,442,125        3.1%             2.9             6.2            26.5
     27.0          27.9           1            1,685,622        0.6%             3.3             8.3            27.3
     28.0          28.9           5           11,042,276        4.1%             1.8             9.9            28.5
     29.0          29.9           8           22,460,161        8.4%             2.6            10.0            29.7
     30.0          30.9           2           12,543,289        4.7%             1.3             1.3            30.8
     31.0          31.9           3            4,121,025        1.5%             3.1             7.5            31.7
     32.0          32.9           5           28,959,172       10.8%             4.0             6.9            32.8
     33.0          33.9           9           24,772,474        9.2%             2.3             9.1            33.3
     34.0          34.9          16           63,437,268       23.6%             6.2             9.6            34.6
     35.0          35.9           5           14,836,846        5.5%             5.1             7.8            35.1
     36.0          36.9           1            1,724,783        0.6%             6.8             6.8            36.8
     37.0          37.9           3            3,308,231        1.2%             7.3             7.8            37.8
     38.0          38.9           5           12,758,843        4.7%             4.5             5.7            38.1
     39.0          39.9           8           21,259,742        7.9%             6.3             9.6            39.6
                             --------------------------------------------------------------------------------------------
  Total/Weighted Average:        82        $ 268,660,697      100.0%             3.9             7.9            32.3
                             ============================================================================================

(1) December 1, 1996

                            Remaining Maturity Term

                                                           Percentage of      Weighted        Weighted
                                           Cut-Off Date    Cut-Off Date       Average         Average
         Remaining             Number       Principal        Principal        Mortgage        Term to
   Maturity Term (Months)     of Loans     Balance (1)        Balance           Rate          Maturity
----------------------------------------------------------------------------------------------------------
     120            132           1        $     476,358        0.2%           8.500%           130
     240            252           1            2,441,713        0.9%           9.750%           251
     276            299           5           31,888,771       11.9%           8.990%           289
     300            335           5           12,629,746        4.7%           8.525%           317
     336            359          13           33,502,437       12.5%           8.800%           352
     360            395          10           45,623,486       17.0%           8.493%           386
     396            431          30          103,046,588       38.4%           8.387%           413
     432            480          17           39,051,599       14.5%           8.815%           466
                             -----------------------------------------------------------------------------
  Total/Weighted Average:        82        $ 268,660,697      100.0%           8.609%           387
                             =============================================================================

 Weighted Average Remaining Maturity Term :                    387

(1) December 1, 1996

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                        Sat Dec 14 13:58:26 1996
                                ASFS-96-FHA1PR A1
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                          Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $40,160,000.00                Current WAM : 480
Pass-Thru Rate            : 6.5750                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
-----------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR           50.0% CPR
                        -----------------------------------------------------------------------------------------------
        Price           Yield    ModDur      Yield    ModDur     Yield    ModDur    Yield    ModDur      Yield    ModDur
-----------------------------------------------------------------------------------------------------------------------
  98.50000    98-16     7.173     2.10      7.207      1.97     7.237     1.86     7.264     1.78       7.289     1.71
  98.62500    98-20     7.113               7.143               7.169              7.193                7.215
  98.75000    98-24     7.053               7.079               7.102              7.122                7.141
  98.87500    98-28     6.993               7.015               7.034              7.051                7.067
  99.00000    99-00     6.933               6.951               6.967              6.981                6.994
  99.12500    99-04     6.873               6.887               6.900              6.911                6.921
  99.25000    99-08     6.814               6.824               6.832              6.840                6.847
  99.37500    99-12     6.754               6.760               6.766              6.770                6.774

  99.50000    99-16     6.695     2.11      6.697      1.98     6.699     1.87     6.700     1.79       6.702     1.72
  99.62500    99-20     6.636               6.634               6.632              6.630                6.629
  99.75000    99-24     6.577               6.571               6.565              6.561                6.556
  99.87500    99-28     6.518               6.508               6.499              6.491                6.484
 100.00000   100-00     6.459               6.445               6.433              6.422                6.412
 100.12500   100-04     6.400               6.382               6.366              6.352                6.340
 100.25000   100-08     6.341               6.319               6.300              6.283                6.268
 100.37500   100-12     6.283               6.257               6.234              6.214                6.196

 100.39730   100-13     6.272     2.12      6.246      1.99     6.223     1.88     6.202     1.80       6.183     1.73
 100.50000   100-16     6.224               6.195               6.169              6.145                6.124
 100.62500   100-20     6.166               6.132               6.103              6.077                6.052
 100.75000   100-24     6.108               6.070               6.037              6.008                5.981
 100.87500   100-28     6.050               6.008               5.972              5.940                5.910
 101.00000   101-00     5.991               5.946               5.907              5.871                5.839
 101.12500   101-04     5.934               5.884               5.842              5.803                5.768
 101.25000   101-08     5.876               5.823               5.777              5.735                5.697

 101.37500   101-12     5.818     2.13      5.761      2.00     5.712     1.89    5.667      1.81       5.626     1.74
 101.50000   101-16     5.761               5.700               5.647              5.599                5.555
 101.62500   101-20     5.703               5.639               5.582              5.532                5.485
 101.75000   101-24     5.646               5.577               5.518              5.464                5.415
 101.87500   101-28     5.589               5.516               5.453              5.397                5.344
 102.00000   102-00     5.531               5.455               5.389              5.329                5.274

 102.12500   102-04     5.474               5.394               5.325              5.262                5.204
 102.25000   102-08     5.418               5.334               5.261              5.195                5.135

---------------------------------------------------------------------------------------------------------------------
Avg Life                2.40                2.23                2.10               2.00                 1.91
---------------------------------------------------------------------------------------------------------------------
First Pay               01/25/97            01/25/97            01/25/97           01/25/97             01/25/97
Last Pay                05/25/01            01/25/01            10/25/00           08/25/00             07/25/00
Prin. Window              53                   49                  46                 44                   43
---------------------------------------------------------------------------------------------------------------------

                                    Prepayments
---------------------------------------------------------------
                            75.0% CPR          100.0% CPR
                        ---------------------------------------
        Price           Yield    ModDur     Yield     ModDur
---------------------------------------------------------------
  98.50000    98-16     7.345     1.57      7.449      1.36
  98.62500    98-20     7.265               7.356
  98.75000    98-24     7.184               7.263
  98.87500    98-28     7.104               7.171
  99.00000    99-00     7.024               7.078
  99.12500    99-04     6.944               6.986
  99.25000    99-08     6.864               6.894
  99.37500    99-12     6.784               6.802

  99.50000    99-16     6.705     1.58      6.711      1.37
  99.62500    99-20     6.626               6.620
  99.75000    99-24     6.546               6.528
  99.87500    99-28     6.467               6.437
 100.00000   100-00     6.389               6.347
 100.12500   100-04     6.310               6.256
 100.25000   100-08     6.232               6.166
 100.37500   100-12     6.153               6.076

 100.39730   100-13     6.139     1.58      6.060      1.38
 100.50000   100-16     6.075               5.986
 100.62500   100-20     5.997               5.896
 100.75000   100-24     5.919               5.806
 100.87500   100-28     5.841               5.717
 101.00000   101-00     5.764               5.628
 101.12500   101-04     5.686               5.539
 101.25000   101-08     5.609               5.450

 101.37500   101-12     5.532     1.59      5.361      1.39
 101.50000   101-16     5.455               5.273
 101.62500   101-20     5.378               5.185
 101.75000   101-24     5.302               5.096
 101.87500   101-28     5.225               5.009
 102.00000   102-00     5.149               4.921
 102.12500   102-04     5.073               4.833
 102.25000   102-08     5.997               4.746


---------------------------------------------------------------
Avg Life                1.74                1.51
---------------------------------------------------------------
First Pay               01/25/97            01/25/97
 Last Pay               04/25/00            01/25/00
Prin. Window              40                  37
---------------------------------------------------------------


     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                        Sat Dec 14 14:00:26 1996
                                ASFS-96-FHA1PR A2
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                          Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $39,474,000.00                Current WAM : 480
Pass-Thru Rate            : 7.1000                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                        Prepayments
--------------------------------------------------------------------------------------------------------------------------
                            10.0% CPR           20.0% CPR           30.0% CPR         40.0% CPR           50.0% CPR
                        --------------------------------------------------------------------------------------------------
        Price           Yield    ModDur      Yield    ModDur     Yield    ModDur    Yield    ModDur      Yield    ModDur
--------------------------------------------------------------------------------------------------------------------------
 100.00000   100-00     7.104      4.64      7.097      4.36     7.093     4.19     7.090      4.07        7.087     3.99
 100.12500   100-04     7.077                7.069               7.063              7.059                  7.056
 100.25000   100-08     7.050                7.041               7.034              7.029                  7.025
 100.37500   100-12     7.024                7.012               7.004              6.998                  6.994
 100.50000   100-16     6.997                6.984               6.975              6.968                  6.963
 100.62500   100-20     6.970                6.955               6.945              6.938                  6.932
 100.75000   100-24     6.944                6.927               6.916              6.907                  6.901
 100.87500   100-28     6.917                6.899               6.886              6.877                  6.870

 101.00000   101-00     6.891      4.65      6.871      4.37     6.857     4.20     6.847      4.08        6.839     4.00
 101.12500   101-04     6.864                6.842               6.828              6.817                  6.808
 101.25000   101-08     6.838                6.814               6.798              6.787                  6.778
 101.37500   101-12     6.811                6.786               6.769              6.757                  6.747
 101.50000   101-16     6.785                6.758               6.740              6.727                  6.716
 101.62500   101-20     6.759                6.730               6.711              6.697                  6.686
 101.75000   101-24     6.732                6.702               6.682              6.667                  6.655
 101.87500   101-28     6.706                6.674               6.653              6.637                  6.624

 101.95780   101-31     6.689      4.66      6.656      4.38     6.634     4.21     6.617      4.09        6.604     4.01
 102.00000   102-00     6.680                6.647               6.624              6.607                  6.594
 102.12500   102-04     6.654                6.619               6.595              6.577                  6.564
 102.25000   102-08     6.628                6.591               6.566              6.548                  6.533
 102.37500   102-12     6.602                6.563               6.537              6.518                  6.503
 102.50000   102-16     6.576                6.535               6.508              6.488                  6.473
 102.62500   102-20     6.550                6.508               6.479              6.459                  6.442
 102.75000   102-24     6.524                6.480               6.451              6.429                  6.412

 102.87500   102-28     6.498      4.67      6.453      4.39     6.422      4.22    6.399      4.10        6.382     4.01
 103.00000   103-00     6.472                6.425               6.393              6.370                  6.352
 103.12500   103-04     6.446                6.398               6.365              6.341                  6.322
 103.25000   103-08     6.420                6.370               6.336              6.311                  6.292
 103.37500   103-12     6.394                6.343               6.308              6.282                  6.262

 103.50000   103-16     6.369                6.315               6.279              6.253                  6.232
 103.62500   103-20     6.343                6.288               6.251              6.223                  6.202
 103.75000   103-24     6.317                6.261               6.222              6.194                  6.172
--------------------------------------------------------------------------------------------------------------------------
  Avg Life                5.86                5.43                5.17               5.00                  4.87
--------------------------------------------------------------------------------------------------------------------------
  First Pay             05/25/01             01/25/01            10/25/00           08/25/00              07/25/00
  Last Pay              01/25/04             06/25/03            02/25/03           11/25/02              09/25/02
 Prin. Window              33                   30                  29                 28                    27
--------------------------------------------------------------------------------------------------------------------------
                                   Prepayments
-----------------------------------------------------------------
                            75.0% CPR          100.0% CPR
                        -----------------------------------------
        Price           Yield    ModDur      Yield    ModDur
-----------------------------------------------------------------
 100.00000   100-00     7.083      3.84      7.077       3.67
 100.12500   100-04     7.051                7.043
 100.25000   100-08     7.018                7.009
 100.37500   100-12     6.986                6.976
 100.50000   100-16     6.954                6.942
 100.62500   100-20     6.922                6.908
 100.75000   100-24     6.889                6.875
 100.87500   100-28     6.857                6.841

 101.00000   101-00     6.825      3.85      6.808       3.68
 101.12500   101-04     6.793                6.774
 101.25000   101-08     6.762                6.741
 101.37500   101-12     6.730                6.707
 101.50000   101-16     6.698                6.674
 101.62500   101-20     6.666                6.641
 101.75000   101-24     6.634                6.608
 101.87500   101-28     6.603                6.574

 101.95780   101-31     6.582      3.86      6.552       3.69
 102.00000   102-00     6.571                6.541
 102.12500   102-04     6.540                6.508
 102.25000   102-08     6.508                6.475
 102.37500   102-12     6.477                6.442
 102.50000   102-16     6.445                6.409
 102.62500   102-20     6.414                6.376
 102.75000   102-24     6.382                6.344

 102.87500   102-28     6.351      3.87      6.311       3.70
 103.00000   103-00     6.320                6.278
 103.12500   103-04     6.289                6.246
 103.25000   103-08     6.258                6.213
 103.37500   103-12     6.226                6.180
 103.50000   103-16     6.195                6.148
 103.62500   103-20     6.164                6.115
 103.75000   103-24     6.133                6.083
-----------------------------------------------------------------

  Avg Life                4.67                 4.42
-----------------------------------------------------------------
 First Pay              04/25/00             01/25/00
  Last Pay              06/25/02             01/25/02
 Prin. Window              27                   25
----------------------------------------------------------------


     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                        Sat Dec 14 14:02:11 1996
                                ASFS-96-FHA1PR A3
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                          Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $55,772,000.00                Current WAM : 480
Pass-Thru Rate            : 7.2000                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                        Prepayments
--------------------------------------------------------------------------------------------------------------------------
                            10 .0% CPR          20.0% CPR           30.0% CPR         40.0% CPR           50.0% CPR
                        --------------------------------------------------------------------------------------------------
        Price           Yield    ModDur      Yield    ModDur     Yield    ModDur    Yield    ModDur      Yield    ModDur
--------------------------------------------------------------------------------------------------------------------------
 100.25000   100-08     7.191      6.17      7.182      5.76     7.177     5.50     7.172      5.33        7.169     5.20
 100.37500   100-12     7.171                7.161               7.154              7.149                  7.145
 100.50000   100-16     7.151                7.139               7.132              7.126                  7.121
 100.62500   100-20     7.131                7.118               7.109              7.102                  7.097
 100.75000   100-24     7.111                7.096               7.087              7.079                  7.073
 100.87500   100-28     7.091                7.075               7.064              7.056                  7.050
 101.00000   101-00     7.071                7.054               7.042              7.033                  7.026
 101.12500   101-04     7.051                7.032               7.020              7.010                  7.002

 101.25000   101-08     7.031      6.19      7.011      5.77     6.997     5.52     6.987      5.34        6.979     5.21
 101.37500   101-12     7.011                6.990               6.975              6.964                  6.955
 101.50000   101-16     6.991                6.968               6.953              6.941                  6.932
 101.62500   101-20     6.972                6.947               6.931              6.918                  6.908
 101.75000   101-24     6.952                6.926               6.908              6.895                  6.885
 101.87500   101-28     6.932                6.905               6.886              6.872                  6.861
 102.00000   102-00     6.912                6.884               6.864              6.850                  6.838
 102.12500   102-04     6.893                6.863               6.842              6.827                  6.815

 102.15840   102-05     6.887      6.20      6.857      5.79     6.836     5.53     6.821      5.35        6.808     5.22
 102.25000   102-08     6.873                6.842               6.820              6.804                  6.791
 102.37500   102-12     6.853                6.821               6.798              6.781                  6.768
 102.50000   102-16     6.834                6.800               6.776              6.759                  6.745
 102.62500   102-20     6.814                6.779               6.754              6.736                  6.721
 102.75000   102-24     6.795                6.758               6.732              6.713                  6.698
 102.87500   102-28     6.775                6.737               6.711              6.691                  6.675
 103.00000   103-00     6.756                6.716               6.689              6.668                  6.652

 103.12500   103-04     6.737      6.22      6.695      5.80     6.667      5.54    6.646      5.37        6.629     5.23
 103.25000   103-08     6.717                6.675               6.645              6.623                  6.606
 103.37500   103-12     6.698                6.654               6.624              6.601                  6.583
 103.50000   103-16     6.678                6.633               6.602              6.579                  6.560
 103.62500   103-20     6.659                6.612               6.580              6.556                  6.537

 103.75000   103-24     6.640                6.592               6.559              6.534                  6.514
 103.87500   103-28     6.621                6.571               6.537              6.512                  6.491
 104.00000   104-00     6.601                6.550               6.516              6.489                  6.468
--------------------------------------------------------------------------------------------------------------------------
  Avg Life              8.52                 7.75                7.31               7.00                   6.78
--------------------------------------------------------------------------------------------------------------------------
  First Pay             01/25/04             06/25/03            02/25/03           11/25/02              09/25/02
  Last Pay              09/25/06             10/25/05            04/25/05           01/25/05              10/25/04
Prin. Window               33                   29                  27                 27                    26
--------------------------------------------------------------------------------------------------------------------------

                                   Prepayments
-----------------------------------------------------------------
                            75.0% CPR          100.0% CPR
                        -----------------------------------------
        Price           Yield    ModDur      Yield    ModDur
-----------------------------------------------------------------
 100.25000   100-08     7.162      4.96      7.152       4.65
 100.37500   100-12     7.137                7.126
 100.50000   100-16     7.112                7.099
 100.62500   100-20     7.087                7.073
 100.75000   100-24     7.062                7.046
 100.87500   100-28     7.037                7.020
 101.00000   101-00     7.012                6.993
 101.12500   101-04     6.988                6.967

 101.25000   101-08     6.963      4.97      6.940       4.66
 101.37500   101-12     6.938                6.914
 101.50000   101-16     6.913                6.888
 101.62500   101-20     6.889                6.861
 101.75000   101-24     6.864                6.835
 101.87500   101-28     6.840                6.809
 102.00000   102-00     6.815                6.783
 102.12500   102-04     6.791                6.757

 102.15840   102-05     6.784      4.98      6.750       4.67
 102.25000   102-08     6.766                6.731
 102.37500   102-12     6.742                6.705
 102.50000   102-16     6.717                6.679
 102.62500   102-20     6.693                6.653
 102.75000   102-24     6.669                6.627
 102.87500   102-28     6.644                6.601
 103.00000   103-00     6.620                6.575

 103.12500   103-04     6.596      4.99      6.550       4.69
 103.25000   103-08     6.572                6.524
 103.37500   103-12     6.548                6.498
 103.50000   103-16     6.524                6.473
 103.62500   103-20     6.499                6.447
 103.75000   103-24     6.475                6.421
 103.87500   103-28     6.451                6.396
 104.00000   104-00     6.428                6.370

-----------------------------------------------------------------
  Avg Life                6.38                 5.90
-----------------------------------------------------------------
 First Pay              06/25/02             01/25/02
  Last Pay              06/25/04             03/25/04
Prin. Window               25                   27
----------------------------------------------------------------


     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                        Sat Dec 14 14:03:36 1996
                               ASFS-96-FHA1PR A4
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                          Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $59,794,000.00                Current WAM : 480
Pass-Thru Rate            : 7.3550                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
-----------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR           50.0% CPR
                       ------------------------------------------------------------------------------------------------
        Price          Yield    ModDur      Yield    ModDur     Yield    ModDur    Yield   ModDur      Yield     ModDur
-----------------------------------------------------------------------------------------------------------------------
 100.75000   100-24     7.297     7.19      7.286      6.77     7.280     6.54     7.275     6.37       7.271     6.25
 100.87500   100-28     7.280               7.268               7.261              7.255                7.251
 101.00000   101-00     7.263               7.250               7.242              7.236                7.231
 101.12500   101-04     7.246               7.232               7.223              7.217                7.212
 101.25000   101-08     7.228               7.214               7.204              7.197                7.192
 101.37500   101-12     7.211               7.195               7.186              7.178                7.172
 101.50000   101-16     7.194               7.177               7.167              7.159                7.153
 101.62500   101-20     7.177               7.159               7.148              7.140                7.133

 101.75000   101-24     7.160     7.22      7.141      6.79     7.129     6.55     7.121     6.39       7.114     6.26
 101.87500   101-28     7.143               7.123               7.111              7.101                7.094
 102.00000   102-00     7.127               7.105               7.092              7.082                7.075
 102.12500   102-04     7.110               7.087               7.074              7.063                7.055
 102.25000   102-08     7.093               7.069               7.055              7.044                7.036
 102.37500   102-12     7.076               7.052               7.036              7.025                7.016
 102.50000   102-16     7.059               7.034               7.018              7.006                6.997
 102.62500   102-20     7.042               7.016               7.000              6.987                6.978

 102.72600   102-23     7.029     7.24      7.002      6.81     6.985     6.57     6.972     6.40       6.962     6.28
 102.75000   102-24     7.026               6.998               6.981              6.968                6.958
 102.87500   102-28     7.009               6.980               6.963              6.949                6.939
 103.00000   103-00     6.992               6.963               6.944              6.931                6.920
 103.12500   103-04     6.976               6.945               6.926              6.912                6.901
 103.25000   103-08     6.959               6.927               6.908              6.893                6.882
 103.37500   103-12     6.942               6.910               6.889              6.874                6.862
 103.50000   103-16     6.926               6.892               6.871              6.855                6.843

 103.62500   103-20     6.909     7.26      6.874      6.83     6.853     6.59     6.837     6.42       6.824     6.29
 103.75000   103-24     6.893               6.857               6.835              6.818                6.805
 103.87500   103-28     6.876               6.839               6.816              6.799                6.786
 104.00000   104-00     6.860               6.822               6.798              6.781                6.767
 104.12500   104-04     6.843               6.804               6.780              6.762                6.748
 104.25000   104-08     6.827               6.787               6.762              6.743                6.729

 104.37500   104-12     6.810               6.769               6.744              6.725                6.710
 104.50000   104-16     6.794               6.752               6.726              6.706                6.691

---------------------------------------------------------------------------------------------------------------------
Avg Life               10.70                9.78                9.29               8.96                 8.71
---------------------------------------------------------------------------------------------------------------------
First Pay              09/25/06             10/25/05            04/25/05          01/25/05              10/25/04
 Last Pay              08/25/08             06/25/07            12/25/06          09/25/06              06/25/06
Prin. Window              24                   21                  21                21                    21
---------------------------------------------------------------------------------------------------------------------

                                    Prepayments
---------------------------------------------------------------
                            75.0% CPR          100.0% CPR
                        ---------------------------------------
        Price           Yield     ModDur      Yield    ModDur
---------------------------------------------------------------
 100.75000   100-24      7.264     6.04      7.256      5.82
 100.87500   100-28      7.244               7.235
 101.00000   101-00      7.223               7.214
 101.12500   101-04      7.203               7.193
 101.25000   101-08      7.183               7.172
 101.37500   101-12      7.163               7.151
 101.50000   101-16      7.142               7.129
 101.62500   101-20      7.122               7.108

 101.75000   101-24      7.102     6.06      7.087      5.83
 101.87500   101-28      7.082               7.067
 102.00000   102-00      7.062               7.046
 102.12500   102-04      7.041               7.025
 102.25000   102-08      7.021               7.004
 102.37500   102-12      7.001               6.983
 102.50000   102-16      6.981               6.962
 102.62500   102-20      6.961               6.941

 102.72600   102-23      6.945     6.08      6.925      5.85
 102.75000   102-24      6.941               6.921
 102.87500   102-28      6.921               6.900
 103.00000   103-00      6.902               6.879
 103.12500   103-04      6.882               6.859
 103.25000   103-08      6.862               6.838
 103.37500   103-12      6.842               6.818
 103.50000   103-16      6.822               6.797

 103.36200   103-20      6.803     6.09      6.777      5.86
 103.75000   103-24      6.783               6.756
 103.87500   103-28      6.763               6.736
 104.00000   104-00      6.744               6.715
 104.12500   104-04      6.724               6.695
 104.25000   104-08      6.704               6.674
 104.37500   104-12      6.685               6.654
 104.50000   104-16      6.665               6.634


---------------------------------------------------------------
Avg Life                 8.33                7.90
---------------------------------------------------------------
 First Pay               06/25/04            03/25/04
 Last Pay                02/25/06            08/25/05
Prin. Window                21                  18
---------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                        Sat Dec 14 14:12:21 1996
                                ASFS-96-FHA1PR AZ
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                          Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $68,259,000.00                Current WAM : 480
Pass-Thru Rate            : 7.2480                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
-----------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR           50.0% CPR
                        -----------------------------------------------------------------------------------------------
        Price           Yield    ModDur      Yield    ModDur     Yield   ModDur    Yield    ModDur      Yield    ModDur
-----------------------------------------------------------------------------------------------------------------------
  94.50000    94-16     7.689    15.52      7.755     12.96     7.797    11.71     7.826    10.99       7.846    10.54
  94.62500    94-20     7.681               7.744               7.786              7.814                7.834
  94.75000    94-24     7.672               7.734               7.775              7.802                7.821
  94.87500    94-28     7.664               7.724               7.764              7.790                7.809
  95.00000    95-00     7.655               7.714               7.752              7.778                7.796
  95.12500    95-04     7.647               7.704               7.741              7.766                7.784
  95.25000    95-08     7.639               7.694               7.730              7.754                7.772
  95.37500    95-12     7.630               7.684               7.719              7.742                7.759

  95.50000    95-16     7.625    15.54      7.674     12.98     7.708    11.72     7.731    11.00       7.747    10.54
  95.62500    95-20     7.613               7.664               7.697              7.719                7.735
  95.75000    95-24     7.605               7.654               7.686              7.707                7.722
  95.87500    95-28     7.597               7.644               7.675              7.695                7.710
  96.00000    96-00     7.588               7.634               7.664              7.683                7.698
  96.12500    96-04     7.580               7.624               7.652              7.672                7.685
  96.25000    96-08     7.572               7.614               7.641              7.660                7.673
  96.37500    96-12     7.563               7.604               7.630              7.648                7.661

  96.38830    96-12     7.562    15.55      7.603     12.98     7.629    11.72     7.647    11.01       7.659    10.55
  96.50000    96-16     7.555               7.594               7.619              7.636                7.649
  96.62500    96-20     7.547               7.584               7.608              7.625                7.636
  96.75000    96-24     7.539               7.574               7.597              7.613                7.624
  96.87500    96-28     7.530               7.564               7.586              7.601                7.612
  97.00000    97-00     7.522               7.554               7.576              7.590                7.600
  97.12500    97-04     7.514               7.545               7.565              7.578                7.588
  97.25000    97-08     7.506               7.535               7.554              7.566                7.576

  97.37500    97-12     7.497    15.56      7.525     12.99     7.543    11.73     7.555    11.01       7.563    10.55
  97.50000    97-16     7.489               7.515               7.532              7.543                7.551
  97.62500    97-20     7.481               7.505               7.521              7.532                7.539
  97.75000    97-24     7.473               7.495               7.510              7.520                7.527
  97.87500    97-28     7.465               7.486               7.499              7.509                7.515
  98.00000    98-00     7.456               7.476               7.489              7.497                7.503

  98.12500    98-04     7.448               7.466               7.478              7.486                7.491
  98.25000    98-08     7.440               7.456               7.467              7.474                7.479

---------------------------------------------------------------------------------------------------------------------
Avg Life                17.89               14.19               12.53              11.63                11.09
---------------------------------------------------------------------------------------------------------------------
 First Pay              08/25/08            06/25/07            12/25/06           09/25/06             06/25/06
 Last Pay               10/25/27            08/25/20            06/25/16           07/25/14             10/25/12
Prin. Window              231                 159                 115                 95                   77
---------------------------------------------------------------------------------------------------------------------

                                    Prepayments
---------------------------------------------------------------
                            75.0% CPR          100.0% CPR
                        ---------------------------------------
        Price           Yield    ModDur      Yield    ModDur
---------------------------------------------------------------
  94.50000    94-16     7.878     9.89      7.912      9.28
  94.62500    94-20     7.865               7.898
  94.75000    94-24     7.852               7.884
  94.87500    94-28     7.838               7.870
  95.00000    95-00     7.825               7.856
  95.12500    95-04     7.812               7.841
  95.25000    95-08     7.799               7.827
  95.37500    95-12     7.786               7.813

  95.50000    95-16     7.772     9.89      7.799      9.29
  95.62500    95-20     7.759               7.785
  95.75000    95-24     7.746               7.771
  95.87500    95-28     7.733               7.757
  96.00000    96-00     7.720               7.743
  96.12500    96-04     7.707               7.729
  96.25000    96-08     7.694               7.716
  96.37500    96-12     7.681               7.702

  96.38830    96-12     7.679     9.90      7.700      9.29
  96.50000    96-16     7.668               7.688
  96.62500    96-20     7.655               7.674
  96.75000    96-24     7.642               7.660
  96.87500    96-28     7.629               7.646
  97.00000    97-00     7.616               7.632
  97.12500    97-04     7.603               7.619
  97.25000    97-08     7.590               7.605

  97.37500    97-12     7.577     9.90      7.591      9.30
  97.50000    97-16     7.564               7.577
  97.62500    97-20     7.551               7.564
  97.75000    97-24     7.538               7.550
  97.87500    97-28     7.525               7.536
  98.00000    98-00     7.513               7.523
  98.12500    98-04     7.500               7.509
  98.25000    98-08     7.487               7.495


---------------------------------------------------------------
Avg Life                10.35               9.69
---------------------------------------------------------------
 First Pay              02/25/06            08/25/05
 Last Pay               12/25/09            01/25/08
Prin. Window               47                  30
---------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                        Sat Dec 14 14:06:16 1996
                               ASFS-1996-FHA1PR B
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                          Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $5,251,697.03                 Current WAM : 480
Pass-Thru Rate            : 6.5000                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
-----------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR           50.0% CPR
                        -----------------------------------------------------------------------------------------------
        Price           Yield    ModDur     Yield     ModDur     Yield    ModDur    Yield   ModDur      Yield    ModDur
-----------------------------------------------------------------------------------------------------------------------
  76.50000    76-16     8.767    10.94      8.904      10.43    9.074      9.82    9.202     9.40       9.281     9.15
  76.62500    76-20     8.752               8.888               9.057              9.184                9.263
  76.75000    76-24     8.737               8.873               9.041              9.167                9.245
  76.87500    76-28     8.722               8.857               9.025              9.150                9.227
  77.00000    77-00     8.708               8.842               9.008              9.133                9.210
  77.12500    77-04     8.693               8.826               8.992              9.116                9.192
  77.25000    77-08     8.678               8.811               8.975              9.099                9.175
  77.37500    77-12     8.664               8.796               8.959              9.082                9.157

  77.50000    77-16     8.649    11.05      8.781      10.52    8.943      9.89    9.065     9.46       9.140     9.21
  77.62500    77-20     8.635               8.765               8.927              9.048                9.122
  77.75000    77-24     8.620               8.750               8.911              9.031                9.105
  77.87500    77-28     8.606               8.735               8.894              9.014                9.088
  78.00000    78-00     8.592               8.720               8.878              8.997                9.071
  78.12500    78-04     8.577               8.705               8.862              8.980                9.053
  78.25000    78-08     8.563               8.690               8.846              8.964                9.036
  78.37500    78-12     8.549               8.675               8.830              8.947                9.019

  78.38060    78-12     8.548    11.15      8.674      10.60    8.830      9.96    8.946     9.52       9.018     9.26
  78.50000    78-16     8.535               8.660               8.815              8.930                9.002
  78.62500    78-20     8.520               8.645               8.799              8.914                8.985
  78.75000    78-24     8.506               8.630               8.783              8.897                8.968
  78.87500    78-28     8.492               8.615               8.767              8.881                8.951
  79.00000    79-00     8.478               8.600               8.751              8.864                8.934
  79.12500    79-04     8.464               8.586               8.736              8.848                8.917
  79.25000    79-08     8.450               8.571               8.720              8.831                8.900

  79.37500    79-12     8.436    11.26      8.556      10.69    8.704     10.03    8.815      9.58      8.883     9.32
  79.50000    79-16     8.422               8.542               8.689              8.799                8.866
  79.62500    79-20     8.408               8.527               8.673              8.782                8.850
  79.75000    79-24     8.395               8.512               8.658              8.766                8.833
  79.87500    79-28     8.381               8.498               8.642              8.750                8.816
  80.00000    80-00     8.367               8.483               8.627              8.734                8.800

  80.12500    80-04     8.353               8.469               8.611              8.717                8.783
  80.25000    80-08     8.340               8.455               8.536              8.701                8.767

-----------------------------------------------------------------------------------------------------------------------
 Avg Life               33.12               26.58               21.84              19.39                18.18
-----------------------------------------------------------------------------------------------------------------------
 First Pay              10/25/27            08/25/20            06/25/16           07/25/14             10/25/12
  Last Pay              11/25/36            11/25/36            11/25/36           02/25/32             01/25/28
Prin. Window              110                 196                 246                212                  184
-----------------------------------------------------------------------------------------------------------------------

                                    Prepayments
---------------------------------------------------------------
                            75.0% CPR          100.0% CPR
                        ---------------------------------------
        Price           Yield     ModDur    Yield      ModDur
---------------------------------------------------------------
  76.50000    76-16     9.417     8.73      9.545      8.36
  76.62500    76-20     9.398               9.526
  76.75000    76-24     9.380               9.506
  76.87500    76-28     9.361               9.487
  77.00000    77-00     9.343               9.468
  77.12500    77-04     9.325               9.449
  77.25000    77-08     9.306               9.429
  77.37500    77-12     9.288               9.410

  77.50000    77-16     9.270     8.79      9.391      8.42
  77.62500    77-20     9.251               9.372
  77.75000    77-24     9.233               9.353
  77.87500    77-28     9.215               9.334
  78.00000    78-00     9.197               9.315
  78.12500    78-04     9.179               9.296
  78.25000    78-08     9.161               9.278
  78.37500    78-12     9.143               9.259

  78.38060    78-12     9.142     8.84      9.258      8.46
  78.50000    78-16     9.125               9.240
  78.62500    78-20     9.107               9.221
  78.75000    78-24     9.089               9.203
  78.87500    78-28     9.071               9.184
  79.00000    79-00     9.054               9.166
  79.12500    79-04     9.036               9.147
  79.25000    79-08     9.018               9.129

  79.37500    79-12     9.001     8.89      9.110      8.51
  79.50000    79-16     8.983               9.092
  79.62500    79-20     8.966               9.073
  79.75000    79-24     8.948               9.055
  79.87500    79-28     8.931               9.037
  80.00000    80-00     8.913               9.019
  80.12500    80-04     8.896               9.001
  80.25000    80-08     8.878               8.982


---------------------------------------------------------------
Avg Life                16.60               15.48
---------------------------------------------------------------
First Pay               12/25/09            01/25/08
 Last Pay               02/25/23            07/25/14
Prin. Window              159                  79
---------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.